UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 2, 2003

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                          Garden Fresh Restaurant Corp.
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             (Exact name of registrant as specified in its charter)

              Delaware                    0-25886                33-0028786
    ------------------------------    ---------------        -----------------
   (State or other jurisdiction of    Commission File       (I.R.S. Employer
    incorporation or organization)        Number            Identification No.)

        15822 Bernardo Center Drive, Suite A, San Diego, California 92127
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              (Address of principal executive offices and zip code)

                                 (858) 675-1600
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              (Registrant's telephone number, including area code)

                                      None
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure - This information is being provided under Item 9 in place of Item 12 per interim guidance provided by the SEC.

On April 2, 2003, Garden Fresh Restaurant Corp. (the "Company") issued a press release entitled "GARDEN FRESH ANNOUNCES PRELIMINARY SECOND FISCAL QUARTER RESULTS." The press release is included below.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Garden Fresh Restaurant Corp.
                                              (Registrant)

Date: April 2, 2003                      By: /s/ David W. Qualls
      -------------                          ---------------------------
                                             David W. Qualls
                                             Chief Financial Officer and
                                             Secretary


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